UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On June 26, 2024, Windtree Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with an equity line investor (the “Purchaser”), whereby the Company has the right, but not the obligation, to sell to the Purchaser, and the Purchaser is obligated to purchase, up to the lesser of (i) $35 million of newly issued shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) and (ii) the Exchange Cap (as defined below).

The Company does not have a right to commence any sales of Common Stock to the Purchaser under the Purchase Agreement until the time when all of the conditions to the Company’s right to commence sales of Common Stock to the Purchaser set forth in the Purchase Agreement have been satisfied, including that a registration statement covering the resale of such shares is declared effective by the SEC and the final form of prospectus contained therein is filed with the SEC (the “Commencement Date”). Over the 36-month period from and after the Commencement Date, the Company will control the timing and amount of any sales of Common Stock to the Purchaser. Actual sales of shares of Common Stock to the Purchaser under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding and the Company’s operations.

At any time from and after the Commencement Date, on any business day on which the closing sale price of the Common Stock is equal to or greater than $0.50 (the “Purchase Date”), the Company may direct the Purchaser to purchase a specified number of shares of Common Stock (a “Fixed Purchase”) not to exceed 10,000 shares or $50,000 at a purchase price equal to the lesser of 95% of the lower of (i) the daily volume weighted average price (the “VWAP”) of the Common Stock for the five trading days immediately preceding the applicable Purchase Date for such Fixed Purchase and (ii) the closing price of a share of Common Stock during the full trading day on the trading day immediately following such applicable Purchase Date; provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 95% referred to above.

In addition, at any time from and after the Commencement Date, on any business day on which the closing sale price of the Common Stock is equal to or greater than $0.50 and such business day is also the Purchase Date for a Fixed Purchase of an amount of shares of Common Stock not less than the applicable Fixed Purchase Maximum Amount (as defined in the Purchase Agreement) (the “VWAP Purchase Date”), the Company may also direct the Purchaser to purchase, on the immediately following business day, an additional number of shares of Common Stock in an amount up to the VWAP Purchase Maximum Amount (as defined in the Purchase Agreement) (a “VWAP Purchase”) at a purchase price equal to the lesser of 95% of (i) the closing sale price of the Common Stock on the applicable VWAP Purchase Date and (ii) the VWAP during the period on the applicable VWAP Purchase Date beginning at the opening of trading and ending at the VWAP Purchase Termination Time (as defined in the Purchase Agreement); provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 95% referred to above. At any time from and after the Commencement Date, on any business day that is also the VWAP Purchase Date for a VWAP Purchase, the Company may also direct the Purchaser to purchase, on such same business day, an additional number of shares of Common Stock in an amount up to the Additional VWAP Purchase Maximum Amount (as defined in the Purchase Agreement) (an “Additional VWAP Purchase”) at a purchase price equal to the lesser of 95% of (i) the closing sale price of the Common Stock on the applicable Additional VWAP Purchase Date and (ii) the VWAP during the Additional VWAP Purchase Period (as defined in the Purchase Agreement) on the applicable Additional VWAP Purchase Date; provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 95% referred to above.

In no event shall the Company issue to the Purchaser under the Purchase Agreement more than 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains the approval of the issuance of such shares by its stockholders in accordance with the applicable stock exchange rules or (ii) the average price of all applicable sales of Common Stock are made at a price equal to or in excess of the lower of (A) the closing price on the Nasdaq Capital Market on June 26, 2024 and (B) the average of the closing prices of the Common Stock for the five business days immediately preceding June 26, 2024, such that the sales of such Common Stock to the Purchaser would not count toward the Exchange Cap because they are “at market” under applicable stock exchange rules.

Convertible Promissory Note

As consideration for the Purchaser’s irrevocable commitment to purchase shares of Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, concurrently with the execution and delivery of the Purchase Agreement, the Company issued a convertible promissory note (the “Commitment Note”) to the Purchaser in the amount of $350,000. The Commitment Note matures on June 26, 2025 (the “Maturity Date”) and will bear interest at 10% per annum on a 365-day basis, due and payable on the Maturity Date. The interest rate will increase to 18% per annum upon the existence of an Event of Default (as defined in the Commitment Note). The Purchaser, in its sole discretion and upon written notice to the Company may convert all or a portion of the entire unpaid principal balance of the Commitment Note, together with all accrued and unpaid interest, if any) (the “Conversion Amount”) into a number of shares of Common Stock (such shares of Common Stock, the “Note Shares”) equal to (x) the Conversion Amount divided by, as of the date of such conversion notice or other date of determination, the lesser of (i) a 20% discount to the lowest intraday sale price of the Common Stock as traded on the principal market on June 26, 2024 and (ii) a 20% discount to the lowest intraday sale price of the Common Stock as traded on the principal market during the 20 trading days immediately preceding the date of such conversion notice, subject to adjustment as provided in the terms of the Commitment Note.

Registration Rights Agreement

Concurrent with the execution of the Purchase Agreement, the Company entered into a registration rights agreement with the Purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Shares and the Note Shares, on or before the 30th calendar day following the Closing Date (as defined in the Purchase Agreement) and to cause such registration statement to be declared effective by the SEC on or before the 60th calendar day following the Closing Date, subject to limited exceptions described therein. The registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

The foregoing descriptions of the Commitment Note, the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Commitment Note, the Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 4.1, 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

The Company issued the Common Stock and the Commitment Note in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company agreed to issue and sell to an institutional investor (the “Holder”) (i) on June 25, 2024 an aggregate principal amount of $287,500 in senior secured notes due 2025 (the “First Bridge Note”) and (ii) on June 28, 2024 an aggregate principal amount of $117,647 in senior secured notes due 2025 (the “Second Bridge Note” and together with the First Bridge Note the “Bridge Notes”), for aggregate gross proceeds of $350,000, each in a private offering in reliance on exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended. The Bridge Notes include 15% original issue discount.

Maturity Date. The First Bridge Note will mature on June 25, 2025 and the Second Bridge Note will mature on June 28, 2025, in each case, unless extended at the Holder’s option in accordance with the terms of the respective Bridge Note.

Interest. The Bridge Notes will bear interest at 10% per annum on a 360-day and twelve 30-day month basis, payable monthly in cash and in arrears on each Interest Date (as defined in the Bridge Notes) and such interest will compound each calendar month. The interest rate will increase to 18% per annum upon the existence of an Event of Default (as defined in the Bridge Notes).

Fundamental Transactions. The Bridge Notes prohibit the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or its successor) assumes in writing all of the Company’s obligations under the Bridge Notes and the other Transaction Documents (as defined in the Bridge Notes).

Optional Redemption. The Company may at any time redeem all, but not less than all, of the remaining amount under the Bridge Notes in cash at a price equal to 120% of the remaining amount being redeemed as of such optional redemption date. The Company may deliver only one Company Optional Redemption Notice (as defined in the Bridge Notes) and such notice will be irrevocable.

Equity Line Mandatory Redemption. At any time on or after June 25, 2024 with respect to the First Bridge Note, or June 28, 2024 with respect to the Second Bridge Note, if the Company sells any shares of Common Stock pursuant to any equity line of credit with any Person (as defined in the Bridge Notes), the Company shall deliver written notice to the Holder in accordance with the terms of the Bridge Notes, specifying (i) the aggregate gross proceeds (less any reasonable and documented legal fees and expenses) of such transactions in the prior calendar week (each, an “Equity Line Proceeds Amount”), (ii) 30% of such Equity Line Proceeds Amount (each, an “Equity Line Mandatory Redemption Amount”), (iii) the applicable Equity Line Mandatory Redemption Date and (iv) the aggregate portion of the Bridge Note subject to such Equity Line Mandatory Redemption and the Equity Line Mandatory Redemption Price with respect thereto (as such terms are defined in the Bridge Notes). Unless waived in writing by the Holder, on the first business day after such notice, the Company shall redeem in cash a portion of the Note equal to the lesser of (x) the remaining amount of the Note and (y) the Holder’s Holder Pro Rata Amount (as defined in the Bridge Notes) of the Equity Line Mandatory Redemption Amount (reflecting a redemption price calculated based upon $1.20 per each $1.00 of the remaining amount of the Note subject to such Equity Line Mandatory Redemption), without the requirement for any notice or demand or other action by the Holder or any other Person.

Covenants; Security Interest. The Bridge Notes contain customary covenants providing for a variety of obligations on the part of the Company. In particular, the Bridge Notes will be secured by first-priority security interests in all assets of the Company then presently existing, and will constitute a valid, first priority security interest in all assets of the Company later-acquired by the Company (collectively referred to as “Collateral” and as further defined in the Bridge Notes).

The foregoing description of the Bridge Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Notes, a copy of which is filed as Exhibits 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

4.1	Convertible Promissory Note by and between the Company and the Purchaser, dated as of June 26, 2024

4.2	Form of Senior Secured Notes due 2025

10.1*	Common Stock Purchase Agreement, dated as of June 26, 2024, by and between Windtree Therapeutics, Inc. and the Purchaser.

10.2*	Registration Rights Agreement, dated as of June 26, 2024, by and between Windtree Therapeutics, Inc. and the Purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 1, 2024	Windtree Therapeutics, Inc.

	By:	/s/ Craig E. Fraser
	Name:	Craig E. Fraser
	Title:	President and Chief Executive Officer